UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2021

Acropolis Infrastructure Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40584	86-2120451
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor New York, NY 10019	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock , $0.0001 par value, and one-third of one warrant	ACRO.U	New York Stock Exchange
Shares of Class A common stock	ACRO	New York Stock Exchange
Warrants included as part of the units	ACRO WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on July 13, 2021, Acropolis Infrastructure Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $300,000,000. The Company granted the underwriters a 30-day over-allotment option to purchase up to an additional 4,500,000 Units (“Over-Allotment Units”).

As previously reported, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,235,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Acropolis Infrastructure Acquisition Sponsor, L.P. (the “Sponsor”), generating gross proceeds to the Company of $7,852,500.

On August 3, 2021, the Company consummated the sale of 4,500,000 Over-Allotment Units pursuant to the underwriters’ exercise of their over-allotment option. Such Over-Allotment Units were sold at $10.00 per Unit, generating gross proceeds of $45,000,000. Substantially concurrently with the closing of the sale of the Over-Allotment Units, the Company consummated the private sale of an additional 600,000 Private Placement Warrants at a purchase price of $1.50 per Private Placement Warrant to the Sponsor, generating gross proceeds of $900,000.  Following the closing of the over-allotment option and sale of additional Private Placement Warrants (together, the “Over-Allotment Closing”), a total of $345,000,000, including approximately $12,075,000 of the underwriters’ deferred discount, was held in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of July 13, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement Warrants has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on July 19, 2021. The Company’s unaudited pro forma balance sheet as of July 13, 2021, adjusted for the Over-Allotment Closing on August 3, 2021, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Balance Sheet, as of July 13, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acropolis Infrastructure Acquisition Corp.

Date: August 9, 2021	By:	/s/ James Crossen
		Name:	James Crossen
		Title:	Chief Financial Officer, Chief Accounting Officer and Secretary